EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Schedule of Reconciliation of Basic to Dilutive Average Common Shares
The following table sets forth the computation of basic and diluted EPS for the periods presented (in millions):

	Years ended December 31,
	2020	2019	2018
Numerator:
Net earnings	$7.7	$67.5	$73.3
Less: Preferred stock dividends	$(3.3)	$—	$—
Net earnings available to common stockholders (Basic and Diluted)	$4.4	$67.5	$73.3

Denominator: (shares in thousands)
Denominator for basic EPS - weighted-average shares	49,077	48,846	48,657
Potentially dilutive shares issuable under stock compensation plans (1)	453	611	561
Denominator for diluted EPS - weighted-average shares	49,530	49,457	49,218

Net earnings per share:
Basic	$0.09	$1.38	$1.51
Diluted	$0.09	$1.36	$1.49
(1)For the year ended December 31, 2020, an aggregate of 0.3 million potentially dilutive securities representing options to purchase common stock and unvested shares of restricted stock, and common shares issuable upon assumed conversion of the Series A Preferred Stock totaling 4.4 million shares had the effect of being anti-dilutive and were excluded from the computation of diluted EPS. For the year ended December 31, 2018, less than 0.1 million of potentially dilutive securities representing options to purchase common stock were excluded from the computation of diluted EPS on account of being anti-dilutive. There were no exclusions for the year ended December 31, 2019.